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                                                                    EXHIBIT 23.7


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-43777 of American Realty Trust, Inc. of our report dated March 15, 1998 (relating to the financial statements of EQK Realty Investors I) appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/DELOITTE & TOUCHE LLP

Atlanta, Georgia
January 29, 1999